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                                                                   EXHIBIT 10.27


                               SECOND AMENDMENT
                                      TO
                               CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 31st day of December, 1997 and entered into among METRO NETWORKS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender").

                                  WITNESSETH:

      WHEREAS, the Borrower, the Lenders, and the Administrative Lender entered into a Credit Agreement, dated as of October 22, 1996, for a loan facility in the amount of $30,000,000 (as amended, restated, waived or otherwise modified from time to time, including without limitation, the First Amendment dated September 30, 1997, between the Borrower, the Lenders party thereto, and the Administrative Lender, the "Credit Agreement"); and

     WHEREAS, the Lenders, the Administrative Lender, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

     SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2. Amendment to Section 7.3(h) of the Credit Agreement. Section 7.3(h) of the Credit Agreement shall be deleted in its entirety and the following Section 7.3(h) shall be substituted in its stead:

           (h) Other Investments primarily related to the Borrower's Business not to exceed $722,000 in aggregate purchase price amount, provided that no Default exists prior to or giving effect to the purchase of any such Investment.


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     SECTION 3. Amendment to Section 7.6(a) of the Credit Agreement.  Section
7.6(a) of the Credit Agreement shall be deleted in its entirety and the following Section 7.6(a) shall be substituted in its stead:

          (a) single Acquisitions, the Acquisition Consideration for which does not exceed $3,500,000, and so long as in any fiscal year the aggregate Acquisition Consideration paid by the Borrower and the Subsidiaries for all Acquisitions during such fiscal year does not exceed $7,500,000 (or $7,710,000 for fiscal year 1997 only), and

      SECTION 4. Affirmation. The Borrower hereby acknowledges and agrees that nothing in this Second Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Documents executed in connection therewith (except as specifically provided in this Second Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Documents or with respect to an Event of Default or Default, occurring now or at any time in the future.

     SECTION 5. Conditions Precedent. This Second Amendment shall not be effective until:

          (a) all proceedings of the Borrower taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto, and

          (b) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

     SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Lender that (a) the Borrower has the corporate power and has taken all necessary corporate action, to authorize it to enter into and deliver this Second Amendment and all related documentation, (b) this Second Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (c) there exists no Event of Default or Default under the Credit Agreement after giving effect to this Second Amendment, (d) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Second Amendment, (e) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, (f) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect,


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and (g) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Second Amendment.

     SECTION 7. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this Second Amendment.

     SECTION 8. Counterparts. This Second Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 9. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(b), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 15, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS SECOND AMENDMENT AND MAKING ANY ADVANCES HEREUNDER.

     SECTION 11. ENTIRE AGREEMENT. THIS SECOND AMENDMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed as of the date first set forth above.

BORROWER:                               METRO NETWORKS, INC.


                                        /s/ SHANE E. COPPOLA
                                        -------------------------------
                                        By:   Shane E. Coppola
                                        Its:  Executive Vice President

ADMINISTRATIVE LENDER:                  NATIONSBANK OF TEXAS, N.A.,
                                        as Administrative Lender


                                        /s/ WHITNEY L. BUSSE
                                        -------------------------------
                                        By:   Whitney L. Busse
                                        Its:  Vice President


LENDERS:                                NATIONSBANK OF TEXAS, N.A., as a
                                        Lender


                                        /s/ WHITNEY L. BUSSE
                                        -------------------------------
                                        By:   Whitney L. Busse
                                        Its:  Vice President


                                        THE BANK OF NOVA SCOTIA, as a
                                        Lender


                                        /s/ VINCENT J. FITZGERALD, JR.
                                        -------------------------------
                                        By:   Vincent J. Fitzgerald, Jr.
                                        Its:  __________________________


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